SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 22, 2003

                              KFI Properties, L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             333-87968-01                           68-0521321
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       (Commission File Number)         (I.R.S. Employer Identification No.)

           150 Post Street, Suite 405, San Francisco, California 94108
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               (Address of Principal Executive Offices) (Zip Code)

                                 (415) 788-1441
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets

As of September 22, 2002, Resources Accrued Mortgage Investors L.P.-Series 86 ("RAM 86") had received written consents of its limited partners sufficient to approve the merger of RAM 86 into the Registrant, and the exchange of RAM 86 units of limited partnership interest for units of limited partnership interest in the Registrant or common shares of Knight Fuller, Inc. ("KFI"), Registrant's parent, all as described in the registration statements (the "Registration Statements") on Form S-4 filed by Registrant and KFI (Registration Nos. 333-87968 and 333-87968-01), and the consent solicitation/prospectus (the "Prospectus") included in Part I of the Registration Statements. The vote was therefore terminated, the Agreement and Plan of Merger in the form attached to the Prospectus as Appendix C was executed and consummated as of such date, and a certificate of merger was filed with the Delaware Secretary of State on September 22, 2003 effecting the merger under Delaware law.

RAM 86 had 330,004 units of limited partnership interest outstanding and entitled to vote on the proposed merger and exchange, and a total of 7,530 unit holders of record. As of the date the vote was terminated, RAM 86 had received votes approving the proposed merger and exchange from holders of a total of 169,492 units (approximately 51.4% of the total outstanding units), votes disapproving the merger and exchange from holders of a total of 14,308 units (approximately 4.3% of the outstanding units), and votes abstaining from approval or disapproval from holders of a total of 2,920 units (or approximately 0.9% of the outstanding units). A total of 69 holders and two of RAM 86's general partners elected to receive the Registrant's units of limited partnership interest rather than KFI common shares in return for their interests in RAM 86, and a total of 22,140 of Registrant's units were issued to these 71 holders. In consummation of the balance of the exchange, a total of 325,233 KFI common shares were issued to approximately 7,462 holders of record in exchange for their interests in RAM 86.

The complete terms of the merger and exchange are set forth in the Prospectus attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information

         Pro Forma Financial Information is included in the Consent Solicitation/Prospectus attached hereto as Exhibit 99.1 under the caption "Selected Financial Data, Including Unaudited Proforma Financial Information" and is incorporated herein by reference

(c) Exhibits

 2.1      Form of Merger Agreement (included as Appendix C to the
          Consent Solicitation/Prospectus attached as Exhibit 99.1 to this Current Report, and incorporated herein by reference).

 99.1     Consent Solicitation/Prospectus





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of October, 2003.



                           KFI Properties, L.P.

                           By Knight Fuller, Inc., General Partner

                           By: /s/ Robert E. Dixon
                           ------------------------------
                           Robert E. Dixon
                           Co-Chief Executive Officer
























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                                  EXHIBIT INDEX


EXHIBIT                                                                 PAGE NO.
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2.1      Form of Merger Agreement (included as Appendix C to the Consent
         Solicitation/Prospectus attached as Exhibit 99.1 to this Current Report, and incorporated herein by reference).

99.1     Consent Solicitation/Prospectus